GUARANTY AGREEMENT


                  THIS GUARANTY AGREEMENT is executed as of December 18, 1998, by Cavalier Homes, Inc., a Delaware corporation (the "Guarantor") in favor of First Commercial Bank, a banking corporation organized and existing under the laws of the State of Alabama (the "Bank").

                                    Recitals

                  A. The Bank has agreed to lend Lamraft L.P. (the "Borrower") an amount not to exceed $2,000,000 in principal amount (the "Loan"), as evidenced by the Borrower's promissory note (the "Note") of even date herewith payable to the order of the Bank.

                  B. Because the Guarantor is a limited partner of the Borrower and expects to benefit materially from the business of the Borrower that will be made possible by the Loan, the Guarantor has requested the Bank to make the Loan to the Borrower.

                  C. The Bank has required, as a condition to making the Loan to the Borrower, the execution of this Agreement by the Guarantor.

                                    Agreement

                  NOW, THEREFORE, in order to induce the Bank to make the Loan to the Borrower pursuant to the Note, the Guarantor covenants and agrees with the Bank as follows:

                  1. Guaranteed Payments. Subject to and limited by the provisions of Section 1A hereof, the Guarantor hereby guarantees the due and punctual payment to the Bank when and as the same shall become due and payable (whether by acceleration or otherwise) of the following amounts (the "Guaranteed Payments"):

                  (a) all amounts of  principal  becoming due and payable on the
         Note in accordance with the terms thereof, whether at stated maturity or as an installment or by required prepayment or notice of optional prepayment or declaration of acceleration or otherwise;

                  (b) all  amounts of interest  becoming  due and payable on the
         Note in accordance with the terms thereof, including interest on any overdue principal and (to the extent permitted by applicable law) on any overdue interest;

                  (c) all  other amounts payable by the Borrower under the Note;

                  (d) all amounts payable by the Borrower under the terms of any mortgages, security agreements, pledge agreements or other documents evidencing or securing the Loan (the "Security Documents"); and

                  (f) all   Recovered   Payments   (as   hereinafter  defined in
         Section 14).

                  The guaranty provided for in this Section 1 is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon or limited by any attempt to collect from the Borrower or the exercise of any other remedies the Bank may have against any other person, firm or corporation (including, without limitation, any other guarantors and any other maker, endorser, surety of, or other party to, any of the Loan Documents, as hereinafter defined, the Borrower and such other persons, firms and corporations being hereinafter collectively referred to as the "Obligors" and individually as an "Obligor") or the resort to any other security, guaranty or collateral held by the Bank, or any other action, occurrence or circumstance whatsoever. If any Guaranteed Payment is not made when and as the same shall become due and payable, the Guarantor shall on demand forthwith make such Guaranteed Payment, in immediately available funds in lawful money of the United States, directly to the Bank at its address specified in or pursuant to Section 13 of this Agreement. The Guarantor further agrees to be bound by all of the terms and provisions appearing on the face of any instrument or agreement now or hereafter evidencing, guaranteeing, securing or in any other way relating to any of the Guaranteed Payments, including, without limitation, the Note (all such instruments and agreements being hereinafter collectively called the "Loan Documents"), and of any instrument or agreement extending or renewing any such instrument or agreement (including any terms waiving notice and agreeing to pay costs and expenses of collection in the event of default) just as though the Guarantor had signed such instrument or agreement; and that the Bank will not be required first to proceed against the Borrower or resort to the security, guaranty or collateral, pledged or granted to it by any instrument or agreement (including, without limitation, the Loan Documents), or otherwise assigned or conveyed to it, but in case of default in the payment of any of the Guaranteed Payments, the Bank may forthwith look to the Guarantor for payment under the provisions hereof.

                  1A. Limitation of Obligations. Notwithstanding anything herein to the contrary, the obligations of the Guarantor for the Guaranteed Payments shall be limited to 24% of the Guaranteed Payments that are outstanding at the time demand for payment thereof is made, without regard to or taking into account any demand upon, or payment or contribution by, any other Obligor with respect to such Guaranteed Payments.

                  2. Nature of Obligations. The obligations and liabilities of the Guarantor under this Agreement are primary obligations of the Guarantor, are continuing, absolute and unconditional, shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Guarantor may have against the Borrower, the Bank, any of the Obligors or any of their respective affiliates, and shall remain in full force and effect until all of the Guaranteed Payments have been paid in full, without regard to, and without being released, discharged, impaired, modified or in any way affected by, the occurrence from time to time of any event, circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation, any one or more of the following, whether or not with notice to, or consent of, the Guarantor:

                  (a) any term or provision of   any  instrument   or  agreement
         (including, without limitation, the Loan Documents) applicable to the Borrower or any of the Obligors;

                  (b) the   invalidity   or  unenforceability    of   any   such
         instrument   or   agreement  (including,   without limitation, the Loan
         Documents);

                  (c) the failure or refusal to give notice to the Guarantor of the occurrence of any event of default under any such instrument or agreement (including, without limitation, the Loan Documents);

                  (d)  any  modification,   amendment  or  supplement   (whether
         material or otherwise) of any obligation, covenant or agreement contained in any such instrument or agreement (including, without limitation, the Loan Documents); provided, however, that if any such modification, amendment or supplement increases the principal amount of the Loan, the interest rate borne by the Loan, or any other charges payable under the Loan Documents without the consent of the Guarantor, the Guarantor shall not be liable for any portion of such increased principal amount or charges or any amounts due because of such increased interest rate;

                  (e) any assignment or transfer of any such instrument or agreement (including, without limitation, the Loan Documents) or of any interest thereunder;

                  (f) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Borrower, any of the Obligors or any other party under any such instrument or agreement (including, without limitation, the Loan Documents);

                  (g) any waiver of payment, performance or observance by the Borrower, any of the Obligors or any other party of any of their respective obligations, covenants or agreements under any such instrument or agreement (including, without limitation, the Loan Documents);

                  (h) any consent, extension, indulgence or other action or inaction (including, without limitation, any lack of diligence or failure to mitigate damages) under or in respect of any such instrument or agreement (including, without limitation, the Loan Documents), or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement (including, without limitation, the Loan Documents);

                  (i) the failure, omission, delay or lack of diligence on the part of the Bank, or any assignee or successor thereto, to enforce, assert or exercise any right, power, privilege or remedy conferred upon the Bank by any such instrument or agreement (including, without limitation, the Loan Documents);

                  (j) the extension of time for payment of the principal of, or interest on, any of the Guaranteed Payments, or the extension of the time for performance of any other obligations, covenants or agreements under any such instrument or agreement (including, without limitation, the Loan Documents) or under any renewals or extensions thereof or successor agreements thereto;

                  (k) the furnishing or accepting of additional collateral, guaranties or other security for any of the Guaranteed Payments or the release, modification, substitution, nonexistence or invalidity of any collateral, guaranties or other security for any of the Guaranteed Payments;

                  (l) the death of, voluntary or involuntary liquidation or dissolution of, sale or other disposition of all or substantially all of the assets of, or the marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Borrower or any of the Obligors or any of their respective assets, or any action taken by any trustee or receiver or by any court in any such proceeding, or the disaffirmance, rejection or postponement in any such proceeding of any of the Borrower's, any Obligor's or any other party's obligations or undertakings set forth in any such instrument or agreement (including, without limitation, the Loan Documents);

                  (m) the failure of the Bank, in the event of the occurrence of any of the events specified in subsection (l) above, to file a claim or proof of claim or otherwise pursue any of its remedies in any proceeding resulting from such event;

                  (n) the release or discharge (by operation of law or otherwise) of the Borrower, any of the Obligors or any other party from the performance or observance of any obligation, covenant, agreement, undertaking or condition to be performed by the same under any such instrument or agreement (including, without limitation, the Loan Documents);

                  (o) any limitation on the liabilities or obligations of the Borrower, any of the Obligors or any other party under any such instrument or agreement (including, without limitation, the Loan Documents), or any termination, cancellation, frustration, invalidity or unenforceability, in whole or in part, of any such instrument or agreement (including, without limitation, the Loan Documents) or any limitation on the method or terms of payment thereunder that may now or hereafter be caused or imposed in any manner whatsoever;

                  (p) any failure on the part of the Borrower, any of the Obligors or any other party for any reason fully to perform or to comply with any term of any such instrument or agreement (including, without limitation, the Loan Documents);

                  (q)      any   claim   whatsoever of the Guarantor against the
         Borrower or any of the Obligors;

                  (r) any understanding or agreement that any other person, firm or organization was or is to execute this Agreement, any of the Loan Documents, or any other instrument or agreement evidencing or securing any of the Guaranteed Payments; or

                  (s) any other matter that might otherwise be raised in avoidance of, or in defense against an action to enforce, the obligations of the Guarantor under this Agreement.

                  3. Waiver by Guarantor. The Guarantor unconditionally waives, insofar as such Guarantor's obligations hereunder are concerned:

                  (a) notice  of   the  execution  and    delivery   of the Loan
         Documents;

                  (b) notice of the Bank's acceptance of and reliance on this Agreement or the making of the Loan to the Borrower;

                  (c) notice of any   of   the  matters referred to in Section 2
         of this Agreement;

                  (d) all notices required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, any demand, proof or notice of non-payment of any Guaranteed Payment by the Borrower or any of the Obligors and notice of any failure on the part of the Borrower or any of the Obligors to perform or comply with any term of any instrument or agreement (including, without limitation, the Loan Documents) to which the Borrower or any of the Obligors is a party;

                  (e) any right to the enforcement, assertion or exercise of any right, power or remedy under or in respect of any such instrument or agreement (including, without limitation, the Loan Documents); and

                  (f) any requirement that the Borrower, any of the Obligors or any other person be joined as a party to any proceeding for the enforcement of any term of any such instrument or agreement (including, without limitation, the Loan Documents), any requirement of diligence on the part of the Bank and any requirement on the part of the Bank to mitigate any damages resulting from any non-payment of any Guaranteed Payment or any default or event of default under any such agreement or instrument (including, without limitation, the Loan Documents).

All waivers granted by the Guarantor hereunder, including, without limitation, the waiver by the Guarantor of the rights of subrogation to any Lender's rights against the Borrower and others as provided herein, shall be unconditional and irrevocable irrespective of whether the Guaranteed Payments have been paid in full by the Guarantor or any other party.



                  4.       Subordination, Assignment, Agreement not to   Enforce
Subrogation Rights.

                  (a) Subordination. Any interest of the Guarantor in any collateral assigned to the Bank as security for the Guaranteed Payments or any portion of them, whether now owned or hereafter acquired by the Guarantor, is hereby subordinated to the interest of the Bank therein. Any indebtedness of the Borrower to the Guarantor, whether presently existing or hereafter incurred, is hereby subordinated to all indebtedness of the Borrower to the Bank; provided, however, that so long as no default or Event of Default has occurred and is continuing with respect to the Loan, the Borrower may pay the Guarantor such subordinated indebtedness when due and payable (but not in advance of originally scheduled due dates). Any notes now or hereafter evidencing indebtedness of the Borrower to the Guarantor shall, upon request of the Bank, be marked with a legend that the same are subject to this Agreement, and/or endorsed and delivered to the Bank.

                  (b) Assignment. Any indebtedness of the Borrower to the Guarantor is hereby assigned to the Bank as security for the performance of the Guarantor's obligations hereunder and for the performance of the obligations of the Borrower to the Bank under the Loan Documents. If the Bank so requests, any indebtedness of the Borrower to the Guarantor shall be collected, enforced and received by the Guarantor as trustee for the Bank, to be paid over to the Bank on account of the indebtedness and obligations of the Borrower guaranteed hereunder, but without reducing or affecting in any manner the liability of the Guarantor under the provisions of this Agreement. The Guarantor agrees to and the Bank is hereby authorized, in the name of the Guarantor from time to time, to execute and file financing statements, security instruments and other documents, and to take such other action as the Bank deems necessary or appropriate to effect, preserve and enforce its rights hereunder.

                  (c) Agreement Not to Enforce Subrogation Rights. So long as any Guaranteed Payment remains unpaid and the possibility exists that the Guarantor could be liable to the Bank for a Recovered Payment, the Guarantor hereby agrees not to assert, enforce or attempt to enforce any right (individually, a "Subrogation Right" and collectively the "Subrogation Rights"), whether at law, in equity, or otherwise, that the Guarantor now or hereafter may have (including without limitation any right of indemnity, contribution, reimbursement, exoneration or subrogation) to recover from the Borrower, or from any person, firm or corporation that may now or hereafter have such a right to recover from the Borrower, any amounts paid by the Guarantor to satisfy, in whole or in part, the Guaranteed Payments or any Recovered Payment. If any amount shall be paid to the Guarantor on account of the Subrogation Rights at any time when all of the Guaranteed Payments shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Bank, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Bank in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Bank, if required by the Bank) to be applied against the Guaranteed Payments, whether matured or unmatured, in such order as the Bank may determine.

                  5. Enforcement Expenses. The Guarantor shall indemnify and hold harmless the Bank against (a) 24% of the amount of any loss, liability or expense, including reasonable attorneys' fees and disbursements and any other fees and disbursements, that may result from any failure of the Borrower to make any Guaranteed Payment when and as due and payable or that may be incurred by or on behalf of the Bank in enforcing any obligation of the Borrower or any of the Obligors (other than the Guarantor) to make any such Guaranteed Payment, and (b) any loss, liability or expense, including reasonable attorneys' fees and disbursements and any other fees and disbursements, that may be incurred by or on behalf of the Bank in enforcing any obligation of the Guarantor hereunder; provided however, that if this Agreement is subject to sec. 5-19-10 of the Minicode, sec. 5-19-1 et seq., Code of Alabama 1975, attorneys' fees shall be limited to 15% of the unpaid balance of the debt after default and referral to an attorney not a salaried employee of the Bank.

                  6. Delay and Waiver by the Bank. No delay in the exercise of or failure to exercise any right, remedy or power accruing upon any default or failure of the Guarantor in the performance of any obligation under this Agreement shall impair any such right, remedy or power or shall be construed to be a waiver thereof, but any such right, remedy or power may be exercised from time to time and as often as may be deemed by the Bank expedient. In order to entitle the Bank to exercise any right, remedy or power reserved to it in this Agreement, it shall not be necessary to give any notice to the Guarantor. If the Guarantor should default in the performance of any obligation hereunder, and such default should thereafter be waived by the Bank, such waiver shall be limited to the particular default so waived. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by an executive officer of the Bank.

                  7. Consent to Jurisdiction, Waiver of Jury Trial. The Guarantor irrevocably (a) waives the Guarantors right to a jury trial for any controversy arising out of this Agreement or any transaction described herein;
(b)  submits  to the  jurisdiction  of any state or  federal  court  sitting  in
Birmingham, Alabama over any suit, action or proceeding arising out of or relating to this Agreement; and (c) waives, to the fullest extent permitted by law, any objection that the Guarantor may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to the jurisdiction of which the Guarantor is subject, by a suit upon such judgment, provided that service of process is effected upon the Guarantor in one of the manners specified in this
Section 7 or as otherwise permitted by law and provided, further that the enforcement of such judgment has not been stayed by a court of competent jurisdiction. The Guarantor hereby irrevocably designates and appoints _______________ of __________________, _____________, Alabama, as such
Guarantor's authorized agent to accept and acknowledge on such Guarantor's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section 7 in any state or federal court sitting in the State of Alabama. If such agent shall cease so to act, the Guarantor shall irrevocably designate and appoint without delay another such agent in the State of Alabama satisfactory to the Bank and shall promptly deliver to the Bank evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable. The Guarantor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section 7 by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor at the Guarantors address designated in or pursuant to Section 13 hereof and (b) serving a copy thereof upon the agent, if any, designated and appointed by such Guarantor as the Guarantor's agent for service of process by or pursuant to this Section 7. The Guarantor irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon such Guarantor in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon such Guarantor. Nothing in this Section 7 shall affect the right of the Bank to serve process in any manner otherwise permitted by law or limit the right of the Bank otherwise to bring proceedings against the Guarantor in the courts of any jurisdiction or jurisdictions.

                  8. Financial Condition. The Guarantor hereby agrees to provide to the Bank the following:

                  (a) (i) if the Guarantor is a publicly held corporation, its annual report to shareholders and its Form 10K each year as soon as the same are available; or (ii) if the Guarantor is not a publicly held corporation, within 90 days after the end of the Borrower's fiscal year, the balance sheet of the Borrower as of the end of such year and the related statements of income and changes in financial position of the Borrower for such fiscal year, together with supporting schedules, all on a comparative basis with the prior fiscal year, in reasonable detail prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and audited and certified by independent certified public accountants of recognized standing selected by the Borrower and satisfactory to the Lender (the form and substance of such audit and certification also to be satisfactory to the Lender), showing the financial condition, assets, liabilities and stockholders' equity of the Borrower at the close of such year and the results of the operations of the Borrower during such year; and

                  (b) as soon as practical, from time to time, such other information regarding the financial condition of the Guarantor as the Bank may reasonably request.

                  9. Intent. The purpose of this Agreement is to memorialize the parties' understanding that, if the Borrower does not pay or otherwise fully perform its obligations in a timely manner as provided in the Loan Documents, the Guarantor will promptly pay the amount due and payable by the Borrower to the Bank upon demand.

                  10. Consideration. In order to induce the Bank to make the Loan, the Guarantor, who acknowledges that the Guarantor will benefit from the Loan to the Borrower, has agreed to execute and deliver this Agreement on the understanding that doing so is a condition precedent to the Bank's making the Loan.

                  11. Guarantor's Warranty; Related Parties. The Guarantor confirms and warrants that the Guarantor is limited partner of the Borrower, has personal knowledge of and is familiar with the Borrower's business affairs, books and records, has the ability to influence the Borrower's decision-making process, and warrants that the Borrower is in sound financial condition and will perform in accordance with the terms and conditions of the Loan Documents.

                  12. Reliance. The Guarantor acknowledges that in making the Loan the Bank is relying primarily upon the covenants of the Guarantor contained in this Agreement and the Limited Credit Guaranty Agreement dated July 15, 1997 and upon the guaranties of other guarantors, and undertakes to perform the Guarantor's obligations hereunder promptly and in good faith. The Guarantor also acknowledges that because of the primary reliance that the Bank places upon the Guarantor's covenants contained herein and the guaranties of other Guarantors, the Bank has not monitored, and will not in the future monitor, carefully the progress of construction of such project being financed with the proceeds of the Loan, the Bank may not secure payment of the Loan by a Deed of Trust on such project or otherwise, and the Bank does not intend to conduct any physical inspections of project. Any rights that the Bank has under the Loan Documents with respect to the Borrower and/or such project shall inure only to the benefit of the Bank and not to the benefit of the Guarantor, any other guarantor or any other third parties.

                  13. Notices and Communications. All notices and other communications hereunder shall be in writing and shall be effective when sent by certified or registered mail, return receipt requested, by courier service or by hand delivery: (a) if to the Guarantor, at Highway 41 North Cavalier Road, Addison, Alabama 35540 or at such other address as the Guarantor shall have furnished to the Bank, or (b) if to the Bank, addressed to it at 800 Shades Creek Parkway, Birmingham, Alabama 35288, Attention: Paul M. Schabacker, or at such other address as the Bank shall have furnished to the Guarantor.

                  14. Termination of Agreement. This Guaranty shall remain in full force and effect until the Bank shall have terminated this Guaranty in a writing signed by a duly authorized officer of the Bank; provided, however, that regardless of whether this Guaranty shall have been terminated, this Guaranty and the obligations of the Guarantor hereunder shall continue to be effective or be automatically reinstated, as the case may be, any time payment of all or any part of the Guaranteed Payments is recovered (individually, a "Recovered Payment" and collectively, the "Recovered Payments") from the Bank as a result of a preference or other claim made under any bankruptcy, insolvency, dissolution, liquidation, reorganization, receivership or similar law or otherwise.

                  15. Survival of Agreements, etc. All agreements, representations and warranties of the Guarantor hereunder shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Bank, the acceptance of the Note by the Bank and any disposition and payment of the Note.

                  16. Successors and Assigns. All covenants and agreements of the Guarantor set forth in this Agreement shall bind the Guarantor and the Guarantor's personal representatives, heirs, successors and assigns and shall inure to the benefit of, and be enforceable by, the Bank and its successors and assigns including, without limitation, any holder of the Note or any part thereof.

                  17. No Oral Agreements. This written Agreement is the final expression of the agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be contradicted by evidence of any prior agreement between such parties. All previous oral agreements between the parties hereto have been incorporated into this Agreement, and there is no unwritten oral agreement in existence between the parties hereto.

                  18. Miscellaneous. Neither this Agreement nor any term hereof may be terminated, amended, supplemented, waived, released or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver, release or modification is sought. This Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Alabama. If any term of this Agreement or any obligation hereunder shall be held to be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. The section headings of this Agreement have been inserted for convenience only, and shall not modify, define, limit or expand the express provisions hereof.

                  IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                                       CAVALIER HOMES, INC.

                                                    By /s/ Michael R. Murphy
                                                 ------------------------------
                                                      Name: Michael R. Murphy

                                                       Title: Vice President

STATE OF ALABAMA                    )
                                    )
JEFFERSON COUNTY                    )

         I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Michael R. Murphy, whose name as Vice President of Cavalier Homes, Inc., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument , he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 10th day of December, 1998.


                                             /s/  Carol Burkett Crawford
                                             ---------------------------
                                                    Notary Public
[AFFIX SEAL]

 My commission expires: August 5, 2000
                        ---------------